SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

               Date of Report - July 15, 2004

              ORRSTOWN FINANCIAL SERVICES, INC.
              ---------------------------------
   (Exact name of registrant as specified in its charter)

 Pennsylvania                 33-18888         23-2530374
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)            Number)
Identification
incorporation)                                    Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania           17257
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 532-6114
            --------------



                             N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)









                 Page 1 of 8 Numbered Pages
              Index to Exhibits Found on Page 5
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Orrstown Bank (wholly-owned subsidiary of Orrstown
          Financial Services) announces purchase of
          Investment Management Business.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated July 14, 2004, of Orrstown Bank.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.




                 Page 2 of 8 Numbered Pages
              Index to Exhibits Found on Page 5
Item 10.  Amendments to the Registrant's Code of Ethics.

          Not Applicable.

Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition.

          Not Applicable




































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              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          ORRSTOWN FINANCIAL SERVICES, INC.
                          (Registrant)


Dated:  July 15, 2004     /s/ Bradley S. Everly
                          -----------------------------
                          Bradley S. Everly
                          Senior Vice President & CFO
                          Chief Financial Officer
































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              Index to Exhibits Found on Page 5
                        EXHIBIT INDEX


                                                Page Number
                                                In Manually
 Exhibit                                          Signed
Original

   99   News Release, dated July 14, 2004,
          of Orrstown Bank                           6






































                 Page 5 of 8 Numbered Pages
              Index to Exhibits Found on Page 5
                                              Exhibit 99

FOR RELEASE AT 12:30 P.M. ET                                 CONTACT:
                                                 Kenneth R. Shoemaker
                                                    President and CEO
                                                   717-530-2600 Phone
                                                     717-532-4143 Fax


  ORRSTOWN BANK ANNOUNCES PURCHASE OF INVESTMENT MANAGEMENT
                          BUSINESS


    Shippensburg, PA (July 14, 2004) - Orrstown Bank, a wholly-owned subsidiary of Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), announced today that it has purchased a Chambersburg, Pennsylvania-based investment management business owned by Ray P. Caracciolo and the related "Integrity Financial" Pennsylvania registered trademark. Orrstown Bank will operate the Integrity Financial business as part of the Bank's Asset Management Division. The acquisition is expected to be immediately accretive to earnings.
    Founded in 1986 by Mr. Caracciolo, the business had $97 million in assets under management at market value as of May 28, 2004. Brokerage services are provided through Advantage Capital Corporation, one of the country's oldest independent registered broker-dealers. Advantage Capital Corporation has gained a reputation for providing independent investment consultants with the resources, services, and products they need to make suitable and objective investment recommendations to individual investors.
                         -- MORE --


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              Index to Exhibits Found on Page 5
   Commenting on the transaction, Kenneth R. Shoemaker, President and Chief Executive Officer of Orrstown Bank, stated, "We are delighted that Ray Caracciolo has chosen Orrstown Bank to acquire his business, and we will welcome his clients to our growing family of hometown customers. The Integrity Financial business is a perfect fit for Orrstown Bank as we seek to be the provider of choice when it comes to investment management services. Ray has built a very successful business over the past 19 years and we hope to continue his tradition of providing competent and friendly service to his clients."
    "My business has expanded to the point of creating a need to offer additional services to my clients," said Mr. Caracciolo. "Having previewed other firms in the Chambersburg area, Orrstown Bank emerged as my top choice.
I have always been impressed with Orrstown Bank's reputation as a quality financial institution. They place the interests and needs of their clients at the forefront and that is important to me. I look forward to working with the investment professionals at Orrstown during the transition."
    Orrstown Bank also announced that Paul Ritchie has been named as the Account Executive for the acquired business. Mr. Ritchie has over five years of experience in the brokerage industry and recently returned to Shippensburg after living in Indiana for a number of years. He earned a Bachelor of Science degree in economics and has received a Masters Degree in Business Administration from Indiana University. Mr. Ritchie holds his Series 7, 63, and 66 licenses, which authorize him to offer stocks, bonds, mutual funds, and act as an independent investment advisor. His office will be located at the Orchard Drive branch of Orrstown Bank. Mr. Ritchie and his wife, Jennifer, will reside in Shippensburg.
    Garland McPherson and Associates served as financial advisor to Orrstown Bank for the transaction and Rhoads & Sinon LLP served as legal counsel. Orrstown Bank's parent company, Orrstown Financial Services, Inc., has nearly $500 million in assets and provides a full range of consumer and commercial financial services to clients located throughout Cumberland and Franklin Counties in central Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.

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              Index to Exhibits Found on Page 5
Mutual funds, annuities, and other investments are not insured by the FDIC or any other federal government agency, they are not deposits, and are not obligations of, or guaranteed by, Orrstown Bank or any of its affiliated entities. These instruments are subject to investment risks, including the possible loss of value.

This news release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for Orrstown's financial services and products may not occur, changing economic and competitive conditions, volatility in interest rates, technological developments, and other risks and uncertainties, including those detailed in Orrstown's filings with the Securities and Exchange Commission.


Source:   Orrstown Financial Services, Inc. (OTC Bulletin
             Board: ORRF)
          Nathan A. Eifert, Vice President and Director of
             Marketing
          717-530-3545 or neifert@orrstown.com

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